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                                                                  EXHIBIT 10.9


                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                          entered into by and between

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

                       (hereinafter called the "Company")

                                      and

                   The Subscribing Reinsurer(s) executing the
                     Interests and Liabilities Contract(s)
                         attached to and forming a part
                               of this Agreement

                  (hereinafter referred to as the "Reinsurer")




WITNESSETH:

        The Reinsurer hereby reinsures the Company to the extent and the terms and conditions subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                   ARTICLE I

BUSINESS COVERED:

        The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amount of ultimate net loss which the Company may pay as the result of claims made during the term of this Agreement under the Southern California Physician's Insurance Exchange's Physicians and Surgeons Comprehensive Professional and Business Liability policies, including Clinical Laboratories, which are in force or may hereinafter come into force during the term of this Agreement, except as excluded under the Exclusions Article subject to the limitations set forth in the Limits of Cover Article.



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                                   ARTICLE II

EXCLUSIONS:

        This Agreement specifically excludes:

        1. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

        2. Loss or Liability excluded by the provisions of the Nuclear Incident Exclusion Clause - Liability - Reinsurance, as per clause attached hereto.

                                  ARTICLE III

TERM:

A. Except as provided in paragraph B. below, this Agreement shall apply to claims made, on policies in force, issued or renewed, during the thirty-six month period beginning January 1, 1994 and ending December 31, 1996.

B. It is understood and agreed that if the Reinsurers loss ratio (i.e. the ratio of the Reinsurers losses and loss adjustment expenses incurred to the Company's reinsurance premiums earned net of ceding commission) exceeds 115%, subject to 120 days notice to any December 31, the terms and conditions can be amended subject to mutual agreement between the parties hereto.

C. It is further understood and agreed that the Company shall declare to the Reinsurers hereunder all policies issued providing limits greater than $5,000,000/$5,000,000 per physician, per occurrence. Upon review of such policies should the Reinsurers deem the exposure under this Agreement to be measurably altered then the terms and conditions hereunder can be amended subject to mutual agreement between the parties hereto.

D. It is specially agreed that in such case the Company will refrain from ceding any new policies for limits greater than $5,000,000/$5,000,000 per physician, per occurrence until such mutual agreement has been attained.

E. Notwithstanding the expiration of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.



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                                   ARTICLE IV

LIMITS OF COVER:

A. The Company shall retain for its own account the first $2,000,000 ultimate net loss, each and every loss occurrence each policy and the Reinsurer agrees to reimburse the Company for the amount of ultimate net loss paid in excess of $2,000,000, each and every loss occurrence each policy, but the Reinsurer's maximum liability shall not exceed $8,000,000 resulting from each and every loss occurrence each policy.

B. In addition to the limits set forth above, the Reinsurer's maximum liability from all occurrences under this Agreement shall be $8,000,000 during each twelve months period and 175% of Reinsurance Premiums Earned hereunder or $10,000,000 (losses plus loss adjustment expenses), whichever is the greater, in all during the Agreement term.

                                   ARTICLE V

DEFINITIONS:

A. The term "loss occurrence" shall mean the happening of one or a series of related acts, errors, or omissions to act, accidents or occurrences arising out of one event.

B. The term "losses and loss adjustment expense incurred" shall mean the total of losses and loss adjustment expense paid by the Reinsurer under this Agreement as respects claims made during the term of the Agreement plus a reserve for outstanding losses and loss adjustment expenses thereon which claims were made during the period of this Agreement.

C. The term "Company's Reinsurance Premium Earned" shall mean the total of the net premiums written (i.e., gross premiums, deposits plus additions less premiums ceded for reinsurance which inures to the benefit of the Reinsurer) by the Company on the business covered hereunder during the period for which the calculation is being made.

                                   ARTICLE VI

NET RETAINED LINES:

A. This Agreement applies to only that portion of any insurance or any Extra Contractual Obligations the Company retains net for its own account; and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurance or any Extra Contractual Obligations which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other underwriters, whether specific or general, any amount which may become due from them, whether such inability arises from the insolvency of such other underwriters or otherwise.



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                                  ARTICLE VII

ULTIMATE NET LOSS:

A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including interest accrued prior to judgment, 80% of Extra Contractual Obligations in accordance with the provisions of Article IX and Excess of Original Policy Limits in accordance with the provisions of Article VIII, after making proper deductions for all recoveries, salvages, and claims upon other reinsurances and insurances which inure to the benefit of the Reinsurer under this Agreement, whether collectible or not, and shall exclude all loss adjustment expenses (which shall be separately allocated and paid as provided in paragraph B. below); provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Insolvency Article in this Agreement. Nothing in this clause, however, shall be construed to mean that losses under this Agreement are not recoverable until the ultimate net loss of the Company has been ascertained.

B. All loss adjustment expenses incurred in investigation, adjustment and litigation, defense and settlement of claims made against the Company under its original policies reinsured hereunder, shall be apportioned in proportion to the respective interests of the parties hereto in the ultimate net loss.

C. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's original policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's ultimate net loss.

                                  ARTICLE VIII

EXCESS OF ORIGINAL POLICY LIMITS:

A. This Agreement shall protect the Company, within the limits hereof, in connection with any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.




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B.      However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. For the purposes of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy.

                                   ARTICLE IX

EXTRA CONTRACTUAL OBLIGATIONS CLAUSE:

A. This Agreement shall protect the Company within the limits hereof, where the ultimate net loss includes Extra Contractual Obligations. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

B. The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence and furthermore, for the purposes hereof be deemed to follow the Claims Made provisions of this Agreement, subject always to the provisions of the Term Article.

C. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE X

CLAIMS:

A. In the event of a claim arising hereunder which either results in or appears to be of serious enough nature as probably to result in a loss involving this Agreement, the Company shall give notice as soon as reasonably practicable to Reinsurers and the Company shall keep the Reinsurer advised of all subsequent developments in connection therewith.

B. All loss settlements made by the Company provided they are within the terms of the Company's original policies and of this Agreement, shall be unconditionally binding upon Reinsurer and amounts falling to the share of the Reinsurer shall be payable upon reasonable evidence of the amount paid being given by the Company.



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                                   ARTICLE XI

COMMUTATION CLAUSE:

        The Company may, at any time after December 31, 1998 express its desire to the Reinsurer to commute all outstanding losses which are applicable to this Agreement. In such event the Company and the Reinsurer shall mutually determine and evaluate such losses and the payment by the Reinsurer of their proportion of the amount so ascertained and mutually agreed to be the value of such losses shall relieve the Reinsurer of all further liability, under this Agreement.

                                  ARTICLE XII

PREMIUM:

A. The Company shall pay to the Reinsurer an annual minimum and deposit premium of $950,000 payable in installments of $237,500 as of each January 1st, April 1st, July 1st and October 1st, during the term of this Agreement, subject to adjustment at each December 31st.

B. Within 60 days after each December 31st, the Company shall calculate the actual original gross premium charged by the Company for policy limits in excess of $2,000,000, as respects policies issued or renewed during each 12 months period January 1st to December 31st during the term of this Agreement. If the premium calculation is greater than the minimum and deposit premium paid during the 12 months period, the Company shall promptly remit the difference to the Reinsurer.

                                  ARTICLE XIII

CEDING COMMISSION:

A. The Reinsurer shall make a commission allowance of 15% to the Company on the premiums ceded under this Agreement. On all return premiums the Company shall return to the Reinsurer the commission allowance of 15%.

B. The commission allowance which the Reinsurer makes to the Company on the business transacted under this Agreement includes provision for all taxes, assessments and any other expenses whatsoever, except loss adjustment expenses.

                                  ARTICLE XIV

PROFIT COMMISSION:

A. The Company shall receive a profit commission equal to 80% of the net profit accruing to the Reinsurers during the term of this Agreement computed as follows:

        1.      Reinsurance Premiums Earned;



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        2.      Less: Losses and Loss Adjustment Expenses Incurred;

        3. Less: Ceding Commission of 15% of the Reinsurance Premiums Earned as in (1) above;

        4. Less: Management expenses of 23.5% of Reinsurance Premiums Earned as in (1) above;

unlimited deficit carry forward to next Agreement period.

B. The term "Agreement" shall mean the 3 year period commencing January 1, 1994 and ending December 31, 1996 both days inclusive. It is further agreed that the first calculation of profit commission shall be computed as of December 31, 1996, and annually thereafter until all losses hereunder are settled or commuted. No payment of any profit commission shall be made prior to December 31, 1998. The Company agrees that payment of any profit commission shall be contingent upon complete commutation as respects all losses arising during the term of this Agreement. Commutation of losses and payment thereof, together with payment of any profit commission by the Reinsurers shall constitute full and final release from all further liability under this Agreement.

                                   ARTICLE XV

REPORTS AND REMITTANCES:

A. The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

B. Payments of minimum deposit premium shall be made within 60 days of respective due date and in accordance with the provisions of the Premium Article.

C. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company as soon as possible, but not later than 60 days after proof of payment by the Company is received by the Reinsurer.

                                  ARTICLE XVI

CONFIDENTIALITY CLAUSE:

        All terms and conditions of this Agreement and any materials provided in the course of inspection shall be kept confidential by the Reinsurer as against third parties, subject to disclosure pursuant to process of law, unless the Reinsurer has obtained the Company's prior written consent to divulge the information to third parties who will provide a written confirmation agreeing to maintain the confidentiality of the materials provided. Said confirmation shall be subject to the satisfaction of the Company.



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                                  ARTICLE XVII

CURRENCY:

        Premiums shall be payable by the Company and losses shall be paid to the Company in United States currency.

                                 ARTICLE XVIII

FEDERAL EXCISE TAX:

(Applicable to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Service Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States government.

                                  ARTICLE XIX

ERRORS AND OMISSIONS:

        Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.

                                   ARTICLE XX

ACCESS TO RECORDS

A. The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with this reinsurance hereunder or the subject matter thereof.

B. The Reinsurer shall be afforded the opportunity, at its own expense to appoint an attorney of its own choice to assess the Company's claims procedures who shall report to the Reinsurer the results of such.



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                                  ARTICLE XXI

FUNDING:

(This clause is only applicable to those Reinsurer(s) who cannot qualify for credit by the State having jurisdiction over the Company's loss reserves.)

A. As regards policies or bonds issued by the Company coming within the scope of this Agreement, the Company agrees that, when it shall file with the Insurance Department or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such loss reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees that it will apply for and secure delivery to the Company of a clean, irrevocable and unconditional Letter of Credit, issued by a bank which is acceptable to the regulatory authority(ies) having jurisdiction over the Company's loss reserves in an amount equal to the Reinsurer's proportion of reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss expenses relating thereto as shown in the statement prepared by the Company. Under no circumstances shall any amount relating to reserves in respect of Incurred But Not Reported Losses be included in the amount of the Letter of Credit.

B. The Letter of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless thirty (30) days prior to any expiration date the issuing bank shall notify the Company by registered mail that the bank elects not to consider the Letter of Credit extended for any additional period. An issuing bank, not a member of the Federal Reserve System or not chartered in New York State shall provide sixty (60) days notice to the Company prior to any expiration in the event of non-extension.

C. Notwithstanding any other provision of this Agreement, the Company or its successors in interest may draw upon such credit at any time without diminution because of the insolvency of the Company or of the Reinsurer for one or more of the following purposes only:-

        1. To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any loss reinsured by this Agreement, the payment of which has been agreed by the Reinsurer and which has not been otherwise paid.

        2. To make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's share of any liability reinsured by this Agreement.

        3. In the event of expiration of the Letter of Credit as provided for above, to establish deposit of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto under this Agreement. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon shall accrue to the benefit of the Reinsurer.



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D.      The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E. At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of known and reported outstanding losses and allocated expenses relating thereto. If the statement shows that Reinsurer's share of such losses and allocated loss expenses exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If, however, the statement shows that the Reinsurer's share of known and reported outstanding losses plus allocated loss expenses relating thereto is less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

                                  ARTICLE XXII

SPECIAL FUNDING CLAUSE:

A. If, during the period of this Agreement and thereafter, as respects any outstanding liabilities hereunder, the Reinsurer shall fail to pay any loss payable hereunder within the time prescribed, the Reinsurer agrees that it will fund uncollected paid losses and loss adjustment expenses within 30 days from the date of written demand by the Company to so fund. Such demand shall not be made unless balances are 60 days or more past the due date of payment specified in this Agreement.

B. The Reinsurer shall have the sole option of determining the method of funding referred to above, provided it is acceptable to the insurance regulatory authorities involved. If the Reinsurer elects to fund the aforesaid loss by a Letter of Credit, the procedures set forth in the Funding Article in respect of Letters of Credit shall apply. If the Reinsurer has already funded obligations hereunder in accordance with the Funding Article in this Agreement, it agrees that such funds as are required to pay overdue losses may immediately be drawn down by the Company.

C. The phrase "any loss payable" as used in paragraph A. above shall mean any ultimate net loss subject to recovery under this Agreement wherein the Reinsurer has not disputed said loss in writing within the due date for payment.

D. The Company will provide the Reinsurer with a reinsurance proof of loss and such other substantive loss material reflecting the nature of the settlement (i.e., applicable Proofs of Loss, Releases, adjuster's reports, etc.). If, subsequent to receipt of this material, the information supplied is insufficient or not in accordance with the contractual conditions, then the payment due date as defined in the Reports and Remittances Article, will be deemed to



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be the date upon which the Reinsurer received such additional substantive material necessary to approve payment of the claim, or the date the claim is presented in a manner acceptable to the Reinsurer.

                                 ARTICLE XXIII

SERVICE OF SUIT CLAUSE (U.S.A.):

A. It is agreed that in the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Messrs. Mendes & Mount, 725 South Figueroa, Suite 1990, Los Angeles, CA 90017, and that in any suit instituted, the Reinsurer will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

B. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give written undertaking to the Company that they will enter a general appearance upon Reinsurer's behalf in the event such a suit shall be instituted.

C. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this agreement, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

                                  ARTICLE XXIV

INSOLVENCY:

A. The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Company under the policy or policies reinsured without diminution because of the insolvency of the Company.

B. In the event of the insolvency of one or more than one of the Companies, reinsurance under this Agreement shall be payable immediately on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company(ies) by any



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court of competent jurisdiction or by any liquidator, receiver, or statutory successor of the Company(ies) having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Reinsurer shall be made directly to the Company or its liquidator, receiver or statutory successor.

C. It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company(ies) will give written notice to the Reinsurer of the pendency of a claim against the insolvent Company(ies) on the policy or policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company(ies) or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the insolvent Company(ies) as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company(ies) solely as a result of the defense undertaken by the Reinsurer.

D. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company(ies).

                                  ARTICLE XXV

ARBITRATION:

A. As a condition precedent to any right of action hereunder, any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration will be in writing and sent certified or registered mail, return receipt requested.

B. One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within thirty (30) days after being requested to do so by the other party, the latter, after ten (10) days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

C. If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, the third arbitrator shall be selected from a list of six individuals (three named by each arbitrator) by a judge of the federal district court having jurisdiction over the geographical area in which the arbitration is to take place, or if the federal court declines to act, the state court having general jurisdiction in such area.

D. All arbitrators shall be disinterested active or former executive officers of insurance or reinsurance companies or Underwriters at Lloyd's, London.



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E.      Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

F. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Unless the panel agrees otherwise, arbitration shall take place in Beverly Hills, California, but the venue may be changed when deemed by the panel to be in the best interest of the arbitration proceeding. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of California. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

G. The panel shall interpret this Agreement as if it were an honorable engagement rather than as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business within sixty (60) days following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof.

H. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.

                                  ARTICLE XXVI

INTERMEDIARY:

        Willcox Incorporated Reinsurance Intermediaries is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Willcox Incorporated Reinsurance Intermediaries, 180 Maiden Lane, New York, New York 10038-4993. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

                                 ARTICLE XXVII

GOVERNING LAW:

        This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, U.S.A.




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
                                                                      01-94-0365



                       INTERESTS AND LIABILITIES CONTRACT

                  (hereinafter referred to as the "Contract")

                                     to the

                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                        It is hereby mutually agreed by

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

            (hereinafter collectively referred to as the "Company")

                                      and

                HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT/
             EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT

            (hereinafter referred to as the "Subscribing Reinsurer")


that the Subscribing Reinsurer shall have a 100% participation in the Interests and Liabilities of the Reinsurer as set forth in the Agreement attached hereto entitled Per Policy Excess of Loss Reinsurance Agreement.

        Such participation shall be several and not joint with the participation of other subscribing reinsurers, and the Subscribing Reinsurer shall under no circumstances participate in the Interests and Liabilities, if any, of the other subscribing reinsurers in said Agreement.

        The Company shall pay to the Subscribing Reinsurer 100% of all premiums due or which may become due the Reinsurer in accordance with the provisions of the Agreement attached.

        This Contract shall attach at January 1, 1994 and is subject to the provisions contained in the Term Article of the attached Agreement, which are hereby incorporated by reference into this Contract and which shall apply as though they had been specifically provided for herein.



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
                                                                      01-94-0365


        The Agreement to which this Contract is attached and therefore the Interests and Liabilities of the Subscribing Reinsurer therein, may be changed, altered and amended as the parties may agree, provided such change, alteration and amendment is evidenced in writing or by Addendum to this Contract, executed by the Company and the Subscribing Reinsurer.

        IN WITNESS WHEREOF, the parties hereto have caused this Interests and Liabilities Contract to be signed in duplicate by their duly authorized representatives.

Signed in Beverly Hills, California
this 8th day of November, 1994

SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE and/or S.C.P.I.E. MANAGEMENT COMPANY and/or S.C.P.I.E. INSURANCE AGENCY and/or S.C.P.I.E. INDEMNITY COMPANY while acting on behalf of:
S.C.P.I.E. MANAGEMENT COMPANY




By: /s/ DONALD J. ZUK
   -----------------------------------


Signed in Hannover, Germany
this 10th day of March, 1994

On behalf of each of the following Companies, whose liability shall be several and not joint, for their respective shares of the percentage shown on page one of this Contract.

HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT - 80%
EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT - 20%
Reference #: 0-411222-3004



By: /s/ HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    -------------------------------------------------------





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
                                                                      01-94-0365





                               ADDENDUM NUMBER 1

               This Addendum attaches to and forms a part of the

                       INTERESTS AND LIABILITIES CONTRACT

                  (hereinafter referred to as the "Contract")

                                     to the

                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                          entered into by and between

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

            (hereinafter collectively referred to as the "Company")

                                      and

                HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT/
             EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT

            (hereinafter referred to as the "Subscribing Reinsurer")


        IT IS HEREBY AGREED that the instrument attached to this Contract entitled Per Policy Excess of Loss Reinsurance Agreement shall be amended in accordance with the provisions of the attached Endorsement Number 1, effective as specified therein.





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
                                                                      01-94-0365



        IN WITNESS WHEREOF, the parties hereto have caused this Addendum Number 1 to be signed in duplicate by their duly authorized representatives.

Signed in Beverly Hills, California
this 8th day of November, 1994

SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE and/or S.C.P.I.E. MANAGEMENT COMPANY and/or S.C.P.I.E. INSURANCE AGENCY and/or S.C.P.I.E. INDEMNITY COMPANY while acting on behalf of:
S.C.P.I.E. MANAGEMENT COMPANY




By: /s/ DONALD J. ZUK
   ------------------------------------


Signed in Hannover, Germany
this 7th day of September, 1994

On behalf of each of the following Companies, whose liability shall be several and not joint, for their respective shares of the percentage shown on page one of this Contract.

HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT  -  80%
EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT  -  20%
Reference #: 0-411222-3004



By: /s/ HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    -------------------------------------------------------


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
                                                                      01-94-0365



                              ENDORSEMENT NUMBER 1

              This Endorsement attaches to and forms a part of the

                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                          entered into by and between

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

                       (hereinafter called the "Company")

                                      and

                   The Subscribing Reinsurer(s) executing the
                     Interests and Liabilities Contract(s)
                         attached to and forming a part
                               of this Agreement

                  (hereinafter referred to as the "Reinsurer")


        IT IS HEREBY AGREED that, effective January 1, 1994 this Agreement will be amended as follows:

1. The named Companies hereon, collectively referred to as the "Company", shall be revised as follows:

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

                       (hereinafter called the "Company")



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
                                                                      01-94-0365


2. Article VII, "Ultimate Net Loss", paragraph A. shall be revised as follows:

        A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including interest accrued prior to judgment, 80% of Extra Contractual Obligations in accordance with the provisions of Article IX and Excess of Original Policy Limits in accordance with the provisions of Article VIII, after making proper deductions for all recoveries, salvages, and claims upon other reinsurances and insurances which inure to the benefit of the Reinsurer under this Agreement, whether collectible or not, and shall exclude all loss adjustment expenses (which shall be separately allocated and paid as provided in paragraph B. below); provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Insolvency Article in this Agreement. Nothing in this clause, however, shall be construed to mean that losses under this Agreement are not recoverable until the ultimate net loss of the Company has been ascertained.


3.      Article XXIV, "Insolvency", shall be revised as follows:

                                  ARTICLE XXIV

        INSOLVENCY:

        A. The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Company under the policy or policies reinsured without diminution because of the insolvency of the Company.

        B. In the event of the insolvency of one or more than one of the Companies, reinsurance under this Agreement shall be payable immediately on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company(ies) by any court of competent jurisdiction or by any liquidator, receiver, or statutory successor of the Company(ies) having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Reinsurer shall be made directly to the Company or its liquidator, receiver or statutory successor.

        C. It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company(ies) will give written notice to the Reinsurer of the pendency of a claim against the insolvent Company(ies) on the policy or policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that



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
                                                                      01-94-0365


        during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company(ies) or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the insolvent Company(ies) as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company(ies) solely as a result of the defense undertaken by the Reinsurer.

        D. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Company(ies).


4. Article XXV, "Arbitration", paragraph G. shall be revised to read as follows:

        G. The panel shall interpret this Agreement as if it were an honorable engagement rather than as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business within sixty (60) days following the termination of the hearings. Judgment upon the award may be entered in any court having jurisdiction thereof.


5.      Article XXVI, "Intermediary", shall be revised to read as follows:

                                  ARTICLE XXVI

        INTERMEDIARY:

                Willcox Incorporated Reinsurance Intermediaries is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Willcox Incorporated Reinsurance Intermediaries, 180 Maiden Lane, New York, New York 10038-4993. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.



                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.




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
                                                                      01-96-0365





                               ADDENDUM NUMBER 2

               This Addendum attaches to and forms a part of the

                       INTERESTS AND LIABILITIES CONTRACT

                  (hereinafter referred to as the "Contract")

                                     to the

                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                          entered into by and between

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

            (hereinafter collectively referred to as the "Company")

                                      and

                HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT/
             EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT

            (hereinafter referred to as the "Subscribing Reinsurer")


        IT IS HEREBY AGREED that the Agreement attached to this Contract entitled Per Policy Excess of Loss Reinsurance Agreement shall be amended in accordance with the provisions of the attached Endorsement Number 2, effective as specified therein.



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
                                                                      01-96-0365



        IN WITNESS WHEREOF, the parties hereto have caused this Addendum Number 2 to be signed in duplicate by their duly authorized representatives.

Signed in Beverly Hills, California
this                                     day of                        , 199

SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE and/or S.C.P.I.E. INDEMNITY COMPANY and/or S.C.P.I.E. MANAGEMENT COMPANY while acting on behalf of:
S.C.P.I.E. MANAGEMENT COMPANY




By:_________________________________________


Signed in Hannover, Germany
this 20th day of May, 1996

On behalf of each of the following Companies, whose liability shall be several and not joint, for their respective shares of the percentage shown on page one of this Contract.

HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT  -  80%
EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT  -  20%
Reference #: 0-411222-3004


By: /s/ HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    EISEN UND STAHL RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT
    -------------------------------------------------------
    North American Treaty Dpt. - VR11



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
                                                                      01-96-0365




                              ENDORSEMENT NUMBER 2

              This Endorsement attaches to and forms a part of the

                PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                          entered into by and between

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                       and/or S.C.P.I.E. INSURANCE AGENCY
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

            (hereinafter collectively referred to as the "Company")

                                      and

                   The Subscribing Reinsurer(s) executing the
                     Interests and Liabilities Contract(s)
                         attached to and forming a part
                               of this Agreement

                  (hereinafter referred to as the "Reinsurer")


        IT IS HEREBY AGREED that, effective January 1, 1996, this Agreement will be amended as follows:

1. The named Companies hereon, collectively referred to as the "Company", shall be revised as follows:

               SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                      and/or S.C.P.I.E. INDEMNITY COMPANY
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                           while acting on behalf of:
                         S.C.P.I.E. MANAGEMENT COMPANY
                           Beverly Hills, California

            (hereinafter collectively referred to as the "Company")



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
                                                                      01-96-0365





2.      Article XXI, "Funding", shall be revised as follows:

                                  ARTICLE XXI

        UNAUTHORIZED REINSURANCE:

        (Applies only to a Reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.)

        A. As regards policies or bonds issued by the Company coming within the scope of this Agreement, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for losses covered hereunder which it shall be required by law to set up, it will forward to the Reinsurer a statement showing the proportion of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees to fund such reserves in respect of known outstanding losses that have been reported to the Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Reinsurer, plus reserves for losses incurred but not reported, as shown in the statement prepared by the Company (hereinafter referred to as "Reinsurer's Obligations") by funds withheld, cash advances or a Letter of Credit. The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

        B. When funding by a Letter of Credit, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional Letter of Credit issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's proportion of said reserves. Such Letter of Credit shall be issued for a period of not less than one (1) year, and shall be automatically extended for one (1) year from its date of expiration or any future expiration date unless thirty (30) days (sixty (60) days where required by insurance regulatory authorities) prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

        C. The Reinsurer and Company agree that the Letters of Credit provided by the Reinsurer pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provision of this Agreement, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company for the following purposes, unless otherwise provided for in a separate Trust Agreement:

                1. to reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Agreement and which has not been otherwise paid;


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
                                                                      01-96-0365




                2. to make refund of any sum which is in excess of the actual amount required to pay the Reinsurer's Obligations under this Agreement;

                3. to fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer;

                4. to pay the Reinsurer's share of any other amounts the Company claims are due under this Agreement.

        D. In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount required for 1. or 3., or in the case of 4., the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

        E. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

        F. At annual intervals, or more frequently as agreed but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's Obligations, for the sole purpose of amending the Letter of Credit, in the following manner:

                1. If the statement shows that the Reinsurer's Obligations exceed the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letter of Credit increasing the amount of credit by the amount of such difference.

                2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of credit as of the statement date, the Company shall, within thirty
                        (30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.



                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.





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
                      NUCLEAR INCIDENT EXCLUSION CLAUSE --
                         LIABILITY -- REINSURANCE U.S.A.

(Wherever the word "Reassured" appears in this clause, it shall be deemed to read "Reassured," "Reinsured," "Company," or whatever other word is employed throughout the text of the reinsurance agreement to which this clause is attached to designate the company or companies reinsured.)

        (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

        (2)     Without in any way restricting the operation of paragraph
(1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph
(2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision);

LIMITED EXCLUSION PROVISION.*

        I. It is agreed that the policy does not apply under any liability coverage.

                    ( injury, sickness, disease, death or destruction
                to  (                       with respect to which an insured
                    (                       under the policy is also an insured
                    ( bodily injury or property damage

                under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association. Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only). Special Automobile Policies (private passenger automobiles, liability only). Farmers Comprehensive Personal Liability Policies (liability only). Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

        III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                (a)  become effective on or after 1st May, 1960 or

                (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph
                     (2) shall not be applicable to Family Automobile Policies. Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority have jurisdiction thereof.

        (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph
(1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

        Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION.*

        It is agreed that the policy does not apply:

        1.  Under any Liability Coverage to (injury, sickness, disease, death
                                            (or destruction
                                            (bodily injury or property damage

                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association. Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United State of America, or any agency thereof, with any person or organization.


                WILLCOX INCORPORATED REINSURANCE INTERMEDIARIES

   II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating
             (  immediate medical or surgical death
         to  (                               to expenses incurred with respect
             (  first aid.

             (  bodily injury, sickness, disease or death
         to  (                               resulting from the hazardous
             (  properties of nuclear material and bodily injury


         arising out of the operation of a nuclear facility by any person or organization.

                                          ( injury, sickness, disease, death or
   III.  Under any Liability Coverage to  (   destruction
                                          ( bodily injury or property damage
         resulting from the hazardous properties of nuclear material, if

         (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom:

         (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

             ( injury, sickness, disease, death or destruction
         (c) (                       arises out of the furnishing by an insured
             (  of services, bodily injury or property damage

             materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only

                ( injury to or destruction of property at such nuclear facility.
             to (
                ( property damage to such nuclear facility and any property thereat.

   IV.   As used in this endorsement:

         "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or by-product material; "SOURCE MATERIAL," "SPECIAL NUCLEAR MATERIAL," and "BY-PRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing by-product material other than tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

         (a) any nuclear reactor,

         (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste;

         (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste;

         and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

         With respect to injury to or destruction of property, the word "injury" or "destruction"
         "property damage" includes all forms of radioactive contamination of property;
         includes all forms of radioactive contamination of property.

   V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

         (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

         (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

         until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

   (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

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   *NOTE: The words printed in italics in the Limited Exclusion Provision in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.
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